UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 19, 2024

Fuse Group Holding Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-202948	47-1017473
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 W. Duarte Rd., Suite 102 Arcadia, CA 91007 (Address of principal executive offices)

(626) 977-0000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2024, Fuse Group Holding Inc. (the “Company”) filed a Certificate of Change with the State of Nevada (the “Certificate”) to effect a 1-for-5 reverse stock split of the Company’s authorized shares of common stock, par value $0.001 (the “Common Stock”), accompanied by a corresponding decrease in the Company’s issued and outstanding shares of Common Stock (the “Reverse Stock Split”), effective upon filing. Following the Reverse Stock Split, the number of authorized shares of Common Stock of the Company shall be reduced from 375,000,000 to 75,000,000.

Pursuant to the Nevada Revised Statutes, the Reverse Stock Split and Certificate of Change were approved by the Company’s Board of Directors on July 10, 2024, and no shareholder approval was required. Fractional shares resulting from the Reverse Stock Split shall be rounded up to the nearest whole share, and all shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given shareholder shall be aggregated for the purpose of determining whether the Reverse Stock Split would result in the issuance of a fractional share. Each shareholder’s percentage ownership interest in the Company and proportional voting power remains unchanged immediately following the effectiveness of the Certificate, except for minor changes and adjustments that will result from the treatment of fractional shares.

The market effective date for the Reverse Stock Split will be September 24, 2024, at which time the Company’s Common Stock will begin trading on the OTC Markets on a reverse split-adjusted basis. The new CUSIP number for the Company’s Common Stock following the effectiveness of the Reverse Stock Split is 36116W 302.

A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description
3.1	Certificate of Change dated September 19, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuse Group Holding Inc.

Date: September 23, 2024	By:	/s/ Umesh Patel
Umesh Patel
Chief Executive Officer